
QCR
HOLDINGS, INC.
a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2010. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.
a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts , that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR HOLDINGS, INC.
a relationship driven organization®

Table of Contents

QCR
HOLDINGS, INC.
a relationship driven organization®

Corporate Overview

Founded in 1993
Headquartered in Moline, IL

SYMBOL – QCRH

$ 1.8 Billion in assets

$ 1.2 Billion in deposits

$ 1.2 Billion in loans

10 Facilities
Quad City Bank & Trust (5)
Rockford Bank & Trust (2)
Cedar Rapids Bank & Trust (2)
m2 Lease Funds LLC (1)

Shares Outstanding: 4.7 Million

Ownership:
Employee Benefit Plans 10.7%
Institutional & Mutual Funds 13.7%
Insiders 14.3%



QCR Holdings, Inc.
a relationship driven organization*

History of QCR Holdings, Inc.

1993 Founded by Mike Bauer and Doug Hultquist

1994 Quad City Bank & Trust* – Currently $1.04 Billion in Assets

2001 Cedar Rapids Bank & Trust* – Currently $558 Million in Assets

2005 Rockford Bank & Trust* – Currently $272 Million in Assets

2005 Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC – Currently $89 Million in Assets

* De Novo

Strategic Advantages

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers and governed by local Board of Directors
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford
- High touch service delivered locally by knowledgeable advisors
- Economic development initiatives in our markets
- Opportunities in Correspondent Banking and Wealth Management
- Secondary sales of SBA loans

QCR Holdings, Inc.

a relationship driven organization®

Entity Wide 2011 Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of Treasury Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- Improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/ tangible book value/franchise value

QCR HOLDINGS, INC.

a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population[1]	Projected Population Growth[2]	Median Household Income[1]	Projected Median HH1 Growth[2]
Chicago-Joliet-Naperville, IL-IN-WI	$284,321.6	263	3,220	9,739,919	1.86%	$65,796	16.57%
Saint Louis, MO-IL	$71,414.1	142	957	2,851,619	1.94	$57,102	12.33
Omaha-Council Bluffs, NE-IA	$18,597.6	74	343	858,393	4.43	$59,323	12.71
Des Moines, IA	$12,620.4	49	226	574,520	9.01	$60,341	12.04
Davenport-Moline-Rock Island, IA-IL	$7,061.8	41	159	380,829	0.84	$51,378	14.53
Peoria, IL	$6,455.2	42	164	376,630	0.64	$54,351	15.63
Rockford, IL	$5,294.1	26	106	359,336	4.33	$57,928	14.51
Cedar Rapids, IA	$4,811.2	39	108	260,153	4.89	$58,568	11.59
Champaign-Urbana, IL	$4,638.9	38	110	226,238	1.46	$49,172	13.60
Springfield, IL	$4,625.8	27	96	207,610	0.96	$54,980	14.77
Ottawa-Streator, IL	$3,558.8	34	89	154,197	-0.08	$51,349	14.64
Iowa City, IA	$2,780.5	23	59	154,108	8.57	$51,060	14.30
Waterloo-Cedar Falls, IA	$2,593.5	22	69	166,332	1.15	$48,949	14.87
Sioux City, IA-NE-SD	$2,572.9	32	76	144,026	-0.05	$50,045	14.20
Bloomington-Normal, IL	$2,496.1	27	65	169,259	4.34	$60,946	14.49
Dubuque, IA	$2,229.9	12	42	94,162	2.71	$49,575	13.73
Quincy, IL-MO	$1,987.4	23	47	77,214	-0.91	$42,226	15.84
Decatur, IL	$1,916.5	15	41	108,924	-2.88	$48,641	15.38
Kankakee-Bradley, IL	$1,876.2	18	43	113,887	4.31	$52,809	14.87
Paducah, KY-IL	$1,822.6	16	45	98,492	0.32	$41,331	12.84
Galesburg, IL	$1,788.8	18	35	70,365	-3.42	$44,784	15.18
Cape Girardeau-Jackson, MO-IL	$1,685.8	18	46	94,657	2.65	$43,234	17.29
Ames, IA	$1,618.3	20	41	89,494	5.65	$50,631	14.83
Sterling, IL	$1,280.8	16	30	59,369	-1.16	$51,286	15.13
Effingham, IL	$1,266.0	11	21	34,451	-0.13	$48,536	14.19
High	**$284,321.6**	**263**	**3,220**	**9,739,919**	**9.01%**	**$65,796**	**17.3%**
Low	**$1,266.0**	**11**	**21**	**34,451**	**-3.42**	**$41,331**	**11.6**
Median	**$4,092.3**	**30**	**93**	**188,435**	**2.33**	**$52,094**	**14.5**
QCRH Franchise Weighted Average	**$1,126.0**		**9**	**1,000,318**	**5.78%**	**$54,721**	**13.65%**

Note: FDIC deposit data as of June 30, 2010 (1) As of 2010 (2) Projected for the period 2010 – 2015
Data Source: SNL Financial

QCR HOLDINGS, INC.

a relationship driven organization®

Summary of Financial Results 2006-2011

	2006	2007	2008	2009	2010	ACTUAL YTD Q2 2011	ANNUALIZED* Q2 2011
Net interest income	$29,896	$34,352	$44,623	$50,662	$49,864	$26,160	$52,320
Non-interest income	10,998	13,499	13,931	15,547	15,406	9,230	18,460
Non-interest expense	(34,063)	(35,734)	(42,334)	(46,937)	(48,549)	(25,568)	(51,136)
Pre-tax pre-provision	6,831	12,117	16,220	19,272	16,721	9,822	19,644
Provision expense	(3,284)	(2,336)	(9,222)	(16,976)	(7,464)	(2,740)	(5,480)
Income before taxes	3,547	9,781	6,998	2,296	9,257	7,082	14,164
Income taxes	(724)	(2,893)	(1,735)	(247)	(2,449)	(2,078)	(4,156)
Income from continuing operations	$2,823	$6,888	$5,263	$2,049	$6,808	$5,004	$10,008

* Not necessarily a prediction of 2011 annual earnings.

QCR HOLDINGS, INC.

a relationship driven organization*

Peer Comparisons

	QCR Holdings, Inc. *	Average **	Median **
Assets	$1.9 Billion	$ 3.0 Billion	$ 2.6 Billion
Total Capital	14.0%	14.9%	15.4%
TCE	3.6%	6.6%	7.0%
Texas Ratio	24.8%	64.1%	37.8%
NPAs/Assets	2.0%	4.4%	3.3%
ROE	7.0%	6.0%	6.0%
Efficiency	72.3%	66.8%	65.5%
Price/Tangible Book	58%	143%	142%

* Data as of June 30, 2011 ** Data as of March 31, 2011

QCR HOLDINGS, INC.
a relationship driven organization®

- Low Tangible Common Equity Ratio – More Common Shares?
- Treasury Capital of $38.2 Million – How will it be Redeemed?
- Asset Quality Questions – Have NPA's Peaked?
- "Normalized" Earnings – When and What?

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc. Capital Structure
June 30, 2011

		DIVIDENDS / INTEREST	
		Annually	Quarterly
Preferred E *	$25.0M at 7.00%	$1,750,000	$437,500
Preferred D **	$38.2M at 5.00%	$1,911,850	$477,963
Trust II	$12.4M floating at 3.16% (3ML + 2.85%)	$391,840	$97,960
Trust III	$8.2M floating at 3.16% (3ML + 2.85%)	$259,120	$64,780
Trust IV	$5.2M floating at 2.08% (3ML + 1.80%)	$108,160	$27,040
Trust V	$10.3M floating at 1.84% (3ML + 1.55%)	$189,520	$47,380
Common	4,734,259 shares at $0.04/share	$370,000	*paid semi-annually*
		$4,980,490	**$1,152,623**

SUMMARY		
Total Preferred	$3,661,850	$915,463
Total TruPS	$948,640	$237,160
Common	$370,000	$0
	$4,980,490	**$1,152,623**

* Convertible to common by holder at per share conversion price of $12.15. Additionally, QCRH can exercise a conversion option on or after June 30, 2013, at the same per share conversion price of $12.15, subject to certain requirements of QCRH common stock price.

** Dividend rate increases to 9.00% in February 2014

QCR HOLDINGS, INC.
a relationship driven organization*

Total Consolidated Assets

IN MILLIONS OF DOLLARS



CAGR 1994-2010 27.23%
CAGR 1994-2007 32.26%
CAGR 2008-2010 7.54%
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10

QCR HOLDINGS, INC.
a relationship driven organization*

Total Consolidated Deposits

IN MILLIONS OF DOLLARS


$1,200
$1,000
$800
$600
$400
$200
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10

QCR HOLDINGS, INC.
a relationship driven organization®

A Closer Look: Total Consolidated Deposits (2006-2010)

IN MILLIONS OF DOLLARS



$600
$500
$400
$300
$200
$100
$0
Dec.31 2006
Dec.31 2007
Dec.31 2008
Dec.31 2009
Dec.31 2010
NON-INTEREST BEARING
INTEREST BEARING
CD's

QCR HOLDINGS, INC.
a relationship driven organization®

A Closer Look: Consolidated Loan Composition (2006-2010)

IN MILLIONS OF DOLLARS


$600
$500
$400
$300
$200
$100
$0
Dec.31 2006
Dec.31 2007
Dec.31 2008
Dec.31 2009
Dec.31 2010
COMMERCIAL/INDUSTRIAL
COMMERCIAL REAL ESTATE
LEASES
RESIDENTIAL REAL ESTATE
INSTALLMENT

QCR Holdings, Inc.

a relationship driven organization®

Loan Portfolio Composition
June 30, 2011

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 368.6	31.2 %
Non Owner Occupied Commercial Real Estate	334.6	28.3
Owner Occupied Commercial Real Estate	163.1	13.8
Residential Real Estate	86.0	7.4
Direct Financing Leases	85.6	7.2
Installment and Other Consumer	81.9	6.9
Commercial Construction/Land Development	62.0	5.2
	$ 1,181.8	100.0 %

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team
- Uniquely positioned with software, systems and processes
- Well positioned with product offerings:
  - Online Cash Management
  - Image Cash Letter System
  - Loan Participations
  - Bank Stock Financing
  - Safekeeping Services
  - Trust and Investment Services
  - Credit Card Services
  - Fed Funds Lines
- Uniquely positioned with market opportunities in Illinois, Iowa and Wisconsin
- 123 relationships to date with Total Deposits of $131MM (non-interest bearing) and Loans of $144MM
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: Wealth Management

- As of June 30, 2011: Over $1.0 Billion in Trust (and related) accounts – $278MM in Brokerage (and related) accounts. Over $1.3 Billion Total
- Uniquely positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Well positioned with product offerings:
  - Financial Planning
  - Asset Management
  - Trust Services
  - Estate Planning
  - Brokerage and RIA
  - Insurance
  - Core Banking and Commercial & Consumer Lending
- Uniquely positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- 80% Ownership by Quad City Bank & Trust / 20% Ownership by CEO John Engelbrecht
- Acquired August of 2005

	Leased Assets (in millions)	Pre-Tax Earnings
2006	$53.0	$ 875,651
2007	$68.7	$ 1,421,142
2008	$79.7	$ 784,424
2009	$90.6	$ 855,679
2010	$85.4	$ 852,741
2011 (1st 6 months)	$88.2	$ 967,444

- Key Niches:
  - Marine Equipment
  - Printing
  - Office Technology
  - Machinery/Machine Tools
  - Telecom
- 2011 New Initiative – Health Care

QCR HOLDINGS, INC.
a relationship driven organization®

QCR Holdings, Inc. Stock Trading History



$25.00
$20.00
$15.00
$10.00
$5.00
1/31/03
6/30/03
1/30/04
6/30/04
1/31/05
6/30/05
1/31/06
6/30/06
1/31/07
6/29/07
1/31/08
6/30/08
1/30/09
6/30/09
1/29/10
6/30/10
1/31/11
6/30/11
7/29/11

Trading Summary for QCRH - Sources: NASDAQ Online, IDC All information contained herein is obtained from sources believed to be accurate and reliable, but, because of the possibility of human and mechanical error as well as other factors, ALL INFORMATION IS PROVIDED 'AS IS' WITHOUT WARRANTY OF ANY KIND, AND THE NASDAQ STOCK MARKET, INC. EXPRESSLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES OF ANY KIND AND MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO ANY PERSON OR ENTITY, AS TO THE ACCURACY, TIMELINESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

QCR HOLDINGS, INC.
a relationship driven organization®

Tangible Book Value of Common Stock Vs. Fair Market Value

IN MILLIONS OF DOLLARS



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Book Value of Stock
Fair Market Value

Thank You

For Your Time Today!

QCR Holdings, Inc.

a relationship driven organization®

Questions

QCR Holdings, Inc.

a relationship driven organization®

Appendix

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

SEATED ROW 1

Vic Quinn
Rand Westlund

SEATED ROW 2

Jill DeKeyser
Doug Hultquist
Cathie Whiteside
John Anderson

STANDING ROW 3

John Engelbrecht
Larry Helling
Charlie Bullock
Bill Tank
Todd Gipple
Tom Budd
John Rodriguez

QCR HOLDINGS, INC.

a relationship driven organization®

Executive Management Team

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
34 Years in Banking/Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
26 Years in Banking/Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
25 Years in Banking/Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
25 Years in Banking/Financial Services

CHARLES S. BULLOCK
Executive Vice President,
Rockford Bank and Trust Company
40 Years in Banking/Financial Services

JILL A. DEKEYSER
Senior Vice President,
Director of Human Resources
8 Years in Banking/Financial Services

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
37 Years in Banking/Financial Services

LARRY J. HELLING
President and Chief Executive Officer,
Cedar Rapids Bank and Trust Company
Executive Vice President and Chief
Lending Officer, QCR Holdings, Inc.
32 Years in Banking/Financial Services

VICTOR J. QUINN
Executive Vice President,
Director of Funds Management
38 Years in Banking/Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations/Information Services
29 Years in Banking/Financial Services

WILLIAM M. TANK, MBA
Executive Vice President,
Chief Credit Officer
33 Years in Banking/Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
24 Years in Banking/Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy and Branding
4 Years in Banking/Financial Services

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Analysis 2011 Q1

General Information:			Capital and Balance Sheet:						
Institution	Ticker	Assets	Tang. Equity / Assets (%)	TCE / TA (%)	Tier 1 Cmn Ratio (%)	Leverage Ratio (%)	Tier 1 Capital Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)
Peer Group:									
MB Financial, Inc.	MBFI	10,084	9.59	7.58	10.98	11.00	16.31	18.33	80.84
CVB Financial Corp.	CVBF	6,500	9.19	9.19	14.30	10.79	17.04	18.43	80.30
Pinnacle Financial Partners, Inc.	PNFP	4,821	9.35	7.36	9.02	10.95	13.63	15.21	86.45
Taylor Capital Group, Inc.	TAYC	4,287	5.34	2.12	3.53	7.72	10.26	14.24	92.20
Heartland Financial USA, Inc.	HTLF	4,003	7.59	5.61	NA	10.20	14.14	16.36	77.48
First Busey Corporation	BUSE	3,518	11.06	8.19	10.87	11.43	17.70	19.00	78.24
Enterprise Financial Services Corp	EFSC	2,925	6.34	5.22	7.51	8.60	12.16	14.34	80.46
Southwest Bancorp, Inc.	OKSB	2,779	13.33	10.88	12.40	15.95	18.49	19.77	104.34
MainSource Financial Group, Inc.	MSFG	2,768	8.84	6.76	9.93	10.33	16.07	17.34	74.44
Lakeland Financial Corporation	LKFN	2,751	8.96	8.96	10.87	10.21	12.21	13.47	91.83
CoBiz Financial Inc.	COBZ	2,413	8.37	5.78	6.34	10.48	12.97	15.53	84.63
Old Second Bancorp, Inc.	OSBC	2,115	3.55	0.22	0.31	4.88	6.04	11.65	84.37
Hills Bancorporation	HBIA	1,999	9.55	9.55	12.49	9.69	12.49	13.75	103.63
Mercantile Bank Corporation	MBWM	1,577	8.04	6.76	7.86	9.88	11.72	12.99	96.27
Macatawa Bank Corporation	MCBC	1,557	4.43	2.30	2.91	5.84	7.52	10.34	91.32
Horizon Bancorp	HBNC	1,382	7.83	6.50	9.74	9.77	15.27	16.53	81.34
West Bancorporation, Inc.	WTBA	1,292	11.64	8.95	12.32	12.97	18.05	19.31	87.53
Baylake Corp.	BYLK	1,020	7.14	7.14	8.39	7.56	10.58	13.12	75.25
Ames National Corporation	ATLO	1,004	12.43	12.43	16.90	12.21	16.90	18.01	54.57
Mercantile Bancorp, Inc.	MBR	904	(0.32)	(0.32)	(0.73)	(0.52)	(0.73)	(0.73)	76.10
QCR Holdings, Inc.	**QCRH**	**1,874**	**6.84**	**3.72**	**NA**	**8.66**	**12.33**	**13.92**	**96.73**
Average:		**2,985**	**8.11**	**6.56**	**8.73**	**9.50**	**12.94**	**14.85**	**84.08**
Median:		**2,582**	**8.61**	**6.95**	**9.74**	**10.21**	**13.30**	**15.37**	**82.85**

	Asset Quality:							Performance:			
Institution	LLR / Loans (%)	NPA / Loans + OREO (%)	Texas Ratio (%)	NPAs / Assets (%)	NCO / Avg. Loans (%)	LLR / NPAs (%)	LLP / NCO (%)	ROAA (%)	ROAE (%)	NIM (%)	Efficiency Ratio (%)
Peer Group:											
MB Financial, Inc.	2.60	7.53	78.94	4.87	3.33	33.76	74.34	0.27	2.06	3.72	60.81
CVB Financial Corp.	2.81	3.81	27.12	2.12	1.22	73.34	62.77	1.02	10.19	3.83	52.53
Pinnacle Financial Partners, Inc.	2.45	4.50	29.40	3.06	1.22	53.50	63.12	0.29	2.05	3.33	71.86
Taylor Capital Group, Inc.	4.05	7.59	63.41	5.09	2.70	52.72	51.61	0.04	0.75	3.03	72.35
Heartland Financial USA, Inc.	1.81	6.12	43.87	3.70	1.57	29.18	106.13	0.42	5.13	3.96	68.87
First Busey Corporation	3.35	3.96	20.20	2.52	1.08	84.35	80.79	1.02	8.66	3.46	55.87
Enterprise Financial Services Corp	2.19	4.72	41.57	3.24	0.73	45.18	101.78	0.98	15.05	4.07	54.33
Southwest Bancorp, Inc.	2.65	10.51	57.75	8.93	2.20	24.71	69.65	0.35	2.57	3.76	55.14
MainSource Financial Group, Inc.	2.63	5.45	34.03	3.28	1.19	47.71	113.13	0.66	5.96	4.00	66.90
Lakeland Financial Corporation	2.30	2.31	16.77	1.77	0.40	99.73	265.28	0.89	9.54	3.70	48.61
CoBiz Financial Inc.	3.79	3.93	25.20	2.70	1.35	95.02	29.62	0.54	6.28	4.24	76.34
Old Second Bancorp, Inc.	4.56	16.28	186.19	13.01	1.73	26.57	56.71	(0.59)	(15.30)	3.36	95.42
Hills Bancorporation	1.86	1.58	13.25	1.27	0.22	117.20	167.43	1.28	12.87	3.56	50.64
Mercantile Bank Corporation	3.49	6.83	49.46	5.30	1.77	50.41	40.37	0.27	3.45	3.58	76.57
Macatawa Bank Corporation	3.67	11.59	127.49	9.08	1.23	29.96	(39.91)	0.33	7.49	3.23	100.70
Horizon Bancorp	2.34	2.79	18.26	1.65	0.74	83.85	101.71	0.80	9.71	3.61	64.12
West Bancorporation, Inc.	2.11	3.00	15.16	1.97	0.96	68.82	24.07	1.37	12.31	3.43	47.00
Baylake Corp.	1.95	8.40	63.14	5.23	0.45	22.69	184.66	0.25	3.36	3.44	80.92
Ames National Corporation	1.77	3.84	12.69	1.67	(0.01)	44.96	0.00	1.41	11.31	3.16	40.21
Mercantile Bancorp, Inc.	3.88	11.71	357.41	8.39	1.92	31.82	43.23	(0.46)	NM	2.49	97.09
QCR Holdings, Inc.	**1.79**	**3.80**	**29.61**	**2.36**	**0.24**	**46.86**	**151.99**	**0.45**	**6.47**	**2.78**	**75.36**
Average:	**2.81**	**6.32**	**64.07**	**4.44**	**1.30**	**55.77**	**79.77**	**0.56**	**5.97**	**3.55**	**66.81**
Median:	**2.62**	**5.09**	**37.80**	**3.26**	**1.22**	**49.06**	**66.39**	**0.48**	**6.28**	**3.57**	**65.51**

Source: SNL Financial, data for the quarter ended 3/31/11.

Note: Texas ratio equal to (NPAs + Loans 90 Days Past Due) / (Tangible Common Equity + Loan Loss Reserves).

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis Graphs
NPAs / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Old Second Bancorp, Inc.	OSBC	13.01
Macatawa Bank Corporation	MCBC	9.08
Southwest Bancorp, Inc.	OKSB	8.93
Mercantile Bancorp, Inc.	MBR	8.39
Mercantile Bank Corporation	MBWM	5.30
Baylake Corp.	BYLK	5.23
Taylor Capital Group, Inc.	TAYC	5.09
MB Financial, Inc.	MBFI	4.87
Heartland Financial USA, Inc.	HTLF	3.70
MainSource Financial Group, Inc.	MSFG	3.28
Enterprise Financial Services Corp	EFSC	3.24
Pinnacle Financial Partners, Inc.	PNFP	3.06
CoBiz Financial, Inc.	COBG	2.70
First Busey Corporation	BUSE	2.52
CVB Financial Corp.	CVBF	2.12
West Bancorporation, Inc.	WTBA	1.97
Lakeland Financial Corporation	LKFN	1.77
Ames National Corporation	ATLO	1.67
Horizon Bancorp	HBNC	1.65
Hills Bancorporation	HBIA	1.27
AVERAGE:		4.44
MEDIAN:		3.26
QCR HOLDINGS, INC.	QCRH	2.36

Source: KBW/SNL Financial 3/31/11

NPAs / TOTAL ASSETS


QCRH
Peer Mean
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1

QCR HOLDINGS, INC.

a relationship driven organization®

Charge-Off Analysis

Charge-off Analysis - Cumulative Effect During Credit Cycle	NCOs Since 12/31/2007 ($000)	Gross Loans 12/31/2007 ($000)	NCOs / 12/31/07 Loans (%)	"Peak" Loans ($000)	NCOs / "Peak" Loans (%)
QCRH AND SUBSIDIARIES:					
QCRH Holdings, Inc.	25,314	1,056,988	2.4	1,244,320	2.0
Quad City Bank and Trust Company	11,866	639,442	1.9	671,274	1.8
Cedar Rapids Bank and Trust Company	6,513	289,871	2.2	390,376	1.7
Rockford Bank and Trust Company	6,532	130,223	5.0	215,155	3.0
PROXY PEER GROUP:					
MB Financial, Inc.	530,414	5,615,627	9.4	7,029,695	7.5
CVB Financial Corp.	107,351	3,495,144	3.1	4,080,452	2.6
Pinnacle Financial Partners, Inc.	137,290	2,760,893	5.0	3,623,221	3.8
Taylor Capital Group, Inc.	326,853	2,533,333	12.9	3,233,261	10.1
Heartland Financial USA, Inc.	100,868	2,292,846	4.4	2,436,942	4.1
First Busey Corporation	364,461	3,053,225	11.9	3,261,440	11.2
Enterprise Financial Services Corp	80,057	1,787,698	4.5	2,204,089	3.6
Southwest Bancorp, Inc.	71,064	2,211,832	3.2	2,730,332	2.6
MainSource Financial Group, Inc.	84,724	1,696,117	5.0	2,000,548	4.2
Lakeland Financial Corporation	28,261	1,524,257	1.9	2,105,063	1.3
CoBiz Financial Inc.	140,426	1,846,326	7.6	2,031,253	6.9
Old Second Bancorp, Inc.	167,444	1,907,787	8.8	2,294,406	7.3
Hills Bancorporation	23,729	1,379,101	1.7	1,606,974	1.5
Macatawa Bank Corporation	123,864	1,753,759	7.1	1,776,324	7.0
Mercantile Bank Corporation	97,896	1,799,880	5.4	1,870,799	5.2
Horizon Bancorp	24,974	897,265	2.8	975,297	2.6
West Bancorporation, Inc.	39,075	985,423	4.0	1,123,399	3.5
Baylake Corp.	32,853	760,951	4.3	760,951	4.3
Ames National Corporation	1,789	469,777	0.4	469,777	0.4
Mercantile Bancorp, Inc.	64,259	1,215,389	5.3	1,343,740	4.8
Peer Average	**127,383**	**1,999,332**	**5.4**	**2,347,898**	**4.7**
Peer Median	**91,310**	**1,793,789**	**4.7**	**2,068,158**	**4.2**

Source: KBW/SNL Financial 3/31/11

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis Graphs


NCOs / Average Loans
QCRH
Peer Mean
3.0%
2.0%
1.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1


Provision Expense / NCOs
QCRH
Peer Mean
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1


Texas Ratio
QCRH
Peer Mean
75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1

Source: KBW/SNL Financial 3/31/11